                                                                     Exhibit 23a




CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 33-13208, 33-51309, 33-50199, 333-02763, 333-76020, and 333-115100 of Public
Service Electric and Gas Company (the "Company") on Form S-3 of our report dated February 28, 2005, appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 2004.

/s/ Deloitte & Touche LLP

February 28, 2005